Exhibit 10.7

Form of Employee Performance-based Restricted Stock Unit Award Agreement under the Banner Corporation 2018 Omnibus Incentive Plan

BANNER CORPORATION
2018 OMNIBUS INCENTIVE PLAN

[FORM OF] PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT

RSU No. _______________	Grant Date: _______________

This Award of performance-based restricted stock units ("RSUs") is granted by Banner Corporation ("Corporation") to [Name] ("Grantee") in accordance with the terms of this Restricted Stock Unit Award Agreement ("Agreement") and subject to the provisions of the Banner Corporation 2018 Omnibus Incentive Plan, as amended from time to time ("Plan").  The Plan is incorporated herein by reference.  Capitalized terms used but not defined herein have the meanings given to them in the Plan.

1.
RSU Award.  The Corporation makes this Award of [Number] RSUs to Grantee.  These RSUs are subject to forfeiture and to limits on transferability until they vest, as provided in Sections 2, 3 and 4 of this Agreement and in Article VII of the Plan.

2.	Performance Period: [Date] to [Date].
3.	Vesting Determination: As set forth in the [Date] Long-term Incentive Plan. The number of RSUs to vest that correspond to threshold, target and stretch performance outcomes are as follows:
Performance Measure	Below Threshold # of Units	Threshold # of Units	Target # of Units	Stretch (Maximum) # of Units
0
0

4.
Transferability.  The Grantee may not sell, assign, transfer, pledge or otherwise encumber any RSUs that have not vested, except in the event of the Grantee's death, by will or by the laws of descent and distribution or pursuant to a Domestic Relations Order.

5.
Termination of Service.  If the Grantee terminates Service for any reason other than the death or Disability of the Grantee, any RSUs that have not vested as of the date of that termination shall be forfeited to the Corporation.  The RSUs never vest in the event of a Termination for Cause.  If the Grantee's Service terminates on account of death or Disability, the Grantee will vest in a pro rata portion of Performance-Based Restricted Shares earned, if any, based on the actual performance achieved through the end of the Performance Period, as determined under Sections 2 and 3. Pro rata amounts vesting shall be based on the number of complete months of service during the performance period divided by 36. Payment under these circumstances, if any, shall be made at the time payments are made to grantees who did not terminate service prior to the Payout Date, subject to Section 8.6 of the 2018 Omnibus Incentive Plan (i.e., for Section 409A purposes, a fixed time payout).

6.
Effect of Change in Control.  If a Change in Control occurs prior to the Vesting Date of an RSU that is outstanding on the date of the Change in Control, and the Grantee experiences an Involuntary Separation from Service during the 365-day period following the date of such Change in Control, then the Vesting Date for any non-vested RSU shall be accelerated to the date of the Grantee's Involuntary Separation from Service.  Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor to the Corporation's business and/or assets does not either assume the outstanding RSU or replace the outstanding RSU with an award that is determined by the Committee to be at least equivalent in value to such outstanding RSU on the date of the Change in Control, then the Vesting Date of such outstanding RSU shall be accelerated to the earliest date of the Change in Control.

7.
Grantee's Rights.  The Grantee shall be entitled to dividend equivalent payments by the Corporation with respect to RSUs; provided that the dividend equivalents shall be subject to the same vesting restrictions as the RSUs to which the dividend equivalents related.  Dividend equivalents on unvested RSUs will be held by the Corporation and transferred to the Grantee, without interest, no later than 10 days following the date that the RSUs vest.  Dividend equivalents on RSUs that are forfeited shall not be paid to the Grantee and shall be retained by the Corporation. The Grantee shall have no voting rights as a result of the grant of RSUs. The Corporation's obligation to issue Shares is an unfunded and unsecured promise of the Corporation, and the rights of the Grantee hereunder are no greater than those of an unsecured general creditor.  No assets of the Corporation will be held or set aside as security for the obligations of the Corporation under this Agreement.

8.
Payout of Shares to Grantee.  The Corporation shall deliver only to the Grantee (or, if applicable, the Grantee's Beneficiary, estate or Family Member) a certificate or evidence of the issuance of Shares in book-entry form, equal to the aggregate number of vested RSUs credited to the Grantee.  Such vested Shares shall be issued no later than 30 days following the date that the RSUs related to such Shares first vest.

The Corporation's obligation to deliver a stock certificate for these Shares, or evidence of the issuance of Shares in book-entry form, can be conditioned upon the receipt of a representation of investment intent from the Grantee (or the Grantee's Beneficiary, estate or Family Member) in such form as the Committee requires.  The Corporation shall not be required to deliver stock certificates for these Shares, or evidence of the issuance of Shares in book-entry form, prior to: (a) the listing of those Shares on the Nasdaq; or (b) the completion of any registration or qualification of those Shares required under applicable law.
9.	Adjustments in RSUs. In the event of any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend, special or recurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, the Committee, in its sole discretion, shall adjust the number of RSUs or class of securities of the Corporation covered by this Agreement. Any additional RSUs or other securities received by the Grantee as a result of any such adjustment shall be subject to all restrictions and requirements applicable to RSUs that have not vested. The Grantee agrees to execute any documents required by the Committee in connection with an adjustment under this Section 8.

10.
Tax Withholding.  The Corporation shall retain or sell without notice, a sufficient number of those Shares to cover the minimum amount required to be withheld upon the vesting or payout of RSUs or Shares.  The Corporation shall have the right to deduct from all dividend equivalents paid with respect to the RSUs the amount of any taxes that the Corporation is required to withhold with respect to such dividend equivalents.

11.
Plan and Committee Decisions are Controlling.  This Agreement, the award of RSUs and issuance of Shares upon the payout of the RSUs to the Grantee are subject in all respects to the provisions of the Plan, which are controlling.  Capitalized terms herein not defined in this Agreement shall have the meaning ascribed to them in the Plan.  All decisions, determinations and interpretations by the Committee respecting the Plan, this Agreement, the award of RSUs or the issuance of Shares upon the payout of the RSUs shall be binding and conclusive upon the Grantee, any Beneficiary of the Grantee or the legal representative thereof.   The Grantee acknowledges and agrees that this Award and receipt of any Shares hereunder by any person is subject to (a) Plan Section 12.10, including possible reduction, cancellation, forfeiture or recoupment (clawback), and (b) any policies which the Corporation may adopt in furtherance of any regulatory requirements (including, but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act) or otherwise.

12.
Grantee's Employment.  Nothing in this Agreement shall limit the right of the Corporation or any of its Affiliates to terminate the Grantee's service or employment as a director, advisory director, director emeritus, officer or employee, or otherwise impose upon the Corporation or any of its Affiliates any obligation to employ or accept the services or employment of the Grantee.

13.
Amendment.  The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of this Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision of this Agreement if such action may adversely affect the Grantee without the Grantee's written consent.  To the extent permitted by applicable laws and regulations, the Committee shall have the authority, in its sole discretion but with the permission of the Grantee, to accelerate the vesting of the RSUs or remove any other restrictions imposed on the Grantee with respect to the RSUs, whenever the Committee may determine that such action is appropriate.

14.
Grantee Acceptance.  The Grantee shall signify acceptance of the terms and conditions of this Agreement and acknowledge receipt of a copy of the Plan by signing in the space provided below and returning the signed copy to the Corporation.

15.
Section 409A.  The RSUs are intended to be exempt from Section 409A of the Code.  Notwithstanding anything herein to the contrary, this Award shall be interpreted, operated and administered in a manner consistent with this intention.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

BANNER CORPORATION

By ________________________________
Its  ________________________________

ACCEPTED BY GRANTEE
___________________________________
(Signature)

___________________________________
(Print Name)

___________________________________
(Street Address)
___________________________________
(City, State & Zip Code)